Exhibit 99.1

Exhibit 99.1

Second Quarter 2013 Investor Call

August 2, 2013

Oncor Electric Delivery

Forward Looking Statements

This presentation contains forward-looking statements, which are subject to various risks and uncertainties. Discussion of risks and uncertainties that could cause actual results to differ materially from management’s current projections, forecasts, estimates and expectations is contained in filings made by Oncor Electric Delivery Company LLC (Oncor) with the Securities and Exchange Commission (SEC). Specifically, Oncor makes reference to the section entitled “Risk Factors” in its annual and quarterly reports. In addition to the risks and uncertainties set forth in Oncor’s SEC filings, the forward-looking statements in this presentation could be affected by, among other things: prevailing governmental policies and regulatory actions; legal and administrative proceedings and settlements, including the exercise of equitable powers by courts; weather conditions and other natural phenomena; effects of a bankruptcy or other restructuring transactions, and negotiations relating thereto, involving Texas Energy Future Holdings Limited Partnership and its direct and indirect subsidiaries; acts of sabotage, wars or terrorist or cyber security threats or activities; economic conditions, including the impact of a recessionary environment; unanticipated population growth or decline, or changes in market demand and demographic patterns; changes in business strategy, development plans or vendor relationships; unanticipated changes in interest rates or rates of inflation; unanticipated changes in operating expenses, liquidity needs and capital expenditures; inability of various counterparties to meet their financial obligations to Oncor, including failure of counterparties to perform under agreements; general industry trends; hazards customary to the industry and the possibility that Oncor may not have adequate insurance to cover losses resulting from such hazards; changes in technology used by and services offered by Oncor; significant changes in Oncor’s relationship with its employees; changes in assumptions used to estimate costs of providing employee benefits, including pension and other post-retirement employee benefits, and future funding requirements related thereto; significant changes in critical accounting policies material to Oncor; commercial bank and financial market conditions, access to capital, the cost of such capital, and the results of financing and refinancing efforts, including availability of funds in the capital markets and the potential impact of disruptions in US credit markets; circumstances which may contribute to future impairment of goodwill, intangible or other long-lived assets; financial restrictions under Oncor’s revolving credit facility and indentures governing its debt instruments; Oncor’s ability to generate sufficient cash flow to make interest payments on its debt instruments; actions by credit rating agencies; and Oncor’s ability to effectively execute its operational strategy. Any forward-looking statement speaks only as of the date on which it is made, and Oncor undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events.

Regulation G

This presentation includes certain non-GAAP financial measures. A reconciliation of these measures to the most directly comparable GAAP measures is included in this presentation, which is available on Oncor’s website, www.oncor.com, in the Investor section, and also filed with the SEC.

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2nd Quarter 2013 Investor Call Agenda

Financial Overview David Davis

Chief Financial Officer

Operational Review Bob Shapard Chairman and CEO

Q&A

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Residential Volumes

Residential Points of Delivery

Q21 ‘12 vs. Q2 ‘13; thousands of meters

1.2% 2,742 2,775

At 6/30/2012 At 6/30/2013

Residential GWH, Actual

Q2 ‘12 vs. Q2 ’13 and YTD ‘12 vs. YTD ‘13

18,019 18,001

9,146

8,546

6.6%

Q2 ‘12 Q2 ‘13 YTD ‘12 YTD ‘13

Avg KWH/Residential Premise, Weather Adj Q2 ‘12 vs. Q2 ’13 and YTD ‘12 vs. YTD ‘132

6,611 6,615

3,104 3,048

1.8%

Q2 ‘12 Q2 ‘13 YTD ‘12 YTD ‘13

Residential GWH, Weather Adj

Q2 ‘12 vs. Q2 ’13 and YTD ‘12 vs. YTD ‘13

18,298 1.2% 18,077

8,502 8,448

0.6%

Q2 ‘12 Q2 ‘13 YTD ‘12 YTD ‘13

3
1	Three months ended June 30.
2	YTD = six months ended June 30.

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Large C&I1 Demand and Volumes

Large C&I Billed MW Demand Large C&I Actual MW Demand Q22 ‘12 vs. Q2 ‘13 1.8% Q2 ‘12 vs. Q2 ‘13

0.9%

16,698 17,004 16,040 15,898

Q2 ‘12 Q2 ‘13 Q2 ‘12 Q2 ‘13

Large C&I GWH, Actual Large C&I GWH, Weather Adj Q2 ‘12 vs. Q2 ‘13 Q2 ‘12 vs. Q2 ‘13

0.9%

16,992 16,733 16,642 16,793

1.5%

1	Commercial & Industrial
2	Three months ended June 30.

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Summary of Financial Results1

Adjusted Operating Revenues Adjusted Net Income

Q22 ‘12 vs. Q2 ‘13; $ millions Q2 ‘12 vs. Q2 ‘13; $ millions

3.7%

792 821 104

13.5%

[Graphic Appears Here]

Q2 ‘12 Q2 ‘13 Q2 ‘12 Q2 ‘13

Adjusted Operating Cash Flow Adjusted EBITDA

Q2 ‘12 vs. Q2 ‘13; $ millions Q2 ‘12 vs. Q2 ’13 and TME2 6/30/12 vs. TME 6/30/13; $ millions 3.2%

1,630 1,682 283 283

435 425

2.3%

Q2 ‘12 Q2 ‘13 Q2 ‘12 Q2 ‘13 TME 6/30/12 TME 6/30/13

1	See Appendix for Reg G reconciliations and definitions of adjusted financial metrics.
2	Unless otherwise indicated, Q2 reflects three months ended June 30 and TME reflects twelve months ended June 30.

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Ample Liquidity And Stable Credit Metrics

Secured Revolving Credit Facility1

Balances at June 30, 2013; $ millions

2,400 966

1,434 12 1,446

Revolver Capacity Borrowings and Letters Effective Remaining Cash Total Available Liquidity of Credit Capacity

Adjusted EBITDA2/Cash Interest Debt/Adjusted EBITDA

TME3 6/30/12 vs. TME 6/30/13; Ratio TME 6/30/12 vs. TME 6/30/13; Ratio

5.0x

4.8x 3.7x 3.7x

TME 6/30/12 TME 6/30/13 TME 6/30/12 TME 6/30/13

1	Oncor’s $2.4 billion revolving credit facility matures in 2016.
2	See Appendix for Reg G reconciliation and definition.
3	TME – Twelve Months Ended

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2nd Quarter 2013 Investor Call Agenda

Financial Overview David Davis

Chief Financial Officer

Operational Review Bob Shapard Chairman and CEO

Q&A

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Appendix -

Regulation G Reconciliations and Supplemental Data

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Financial Definitions

Measure Definition

Adjusted Operating Revenues Oncor operating revenues, less operating revenues of Oncor Electric Delivery (non-GAAP) Transition Bond Company LLC (BondCo) Adjusted Net Income Oncor net income, less effects of purchase accounting, a tax audit settlement (non-GAAP) and net income of BondCo Adjusted Operating Cash Flow Oncor cash provided by operating activities, less BondCo cash provided by (non-GAAP) operating activities

Debt (non-GAAP) Oncor total debt, less transition bonds of BondCo

Oncor long-term debt (including current portion), plus bank loans and

Total Debt (GAAP) commercial paper

Income from continuing operations before interest expense and related charges and provisions in lieu of income tax, plus depreciation and amortization and special items. Also adjusted for the effect of the SARs exercise, where applicable. EBITDA is a measure used by Oncor to assess

Adjusted EBITDA (non-GAAP) performance.

Total debt less transition bonds divided by EBITDA. Transition, or securitization, bonds are serviced by a regulatory transition charge on wires Debt/Adjusted EBITDA rates and are therefore excluded from debt in credit reviews. Debt / EBITDA is (non-GAAP) a measure used by Oncor to assess credit quality.

Adjusted EBITDA/Cash Interest EBITDA divided by cash interest expense is a measure used by Oncor to (non-GAAP) assess credit quality.

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Table 1: Oncor Adjusted Operating Revenues Reconciliation

Three Months Ended June 30, ‘12 and ‘13 $ millions

Q2 ‘12 Q2 ‘13

Operating revenues – Oncor 828 857 Adjustments: Operating revenues – BondCo (36) (36) Adjusted operating revenues, excluding BondCo 792 821

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Table 2: Oncor Adjusted Net Income Reconciliation

Three Months Ended June 30, ‘12 and ‘13 $ millions

Q2 ‘12 Q2 ‘13

Net income – Oncor 107 96

Adjustments: Effects of purchase accounting (after tax) (3) (3)

Bondco net income —

Tax audit settlement (after tax)—(3)

Adjusted net income, excluding BondCo 104 90

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Table 3: Oncor Adjusted Operating Cash Flow Reconciliation

Three Months Ended June 30, ‘12 and ‘13 $ millions

Q2 ‘12 Q2 ’13

Operating cash flow – Oncor 305 308 Adjustments: Operating cash flow – BondCo (22) (25) Adjusted operating cash flow, excluding BondCo 283 283

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Table 4: Oncor Adjusted EBITDA Reconciliation

Three Months Ended June 30, ‘12 and ‘13 $ millions

Q2 ‘12 Q2 ‘13

Net income – Oncor 107 96 Plus: Depreciation & amortization – Oncor 192 202 Provision in lieu of income taxes – Oncor 72 58 Interest expense – Oncor 92 95 Equals: EBITDA – Oncor 463 451 Adjustments: Net income – BondCo —Depreciation & amortization – BondCo (29) (30) Interest expense – BondCo (7) (5) Effects of fair value accounting (pre tax) (6) (4) Regulatory asset amortization in O&M expense 14 13 Oncor Adjusted EBITDA, excluding BondCo 435 425

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Table 5: Oncor Adjusted EBITDA Reconciliation

Twelve Months Ended June 30, ‘12 and ‘13 $ millions

TME ‘12 TME ‘13

Net income – Oncor 392 350 Plus: Depreciation & amortization – Oncor 745 796 Provision in lieu of income taxes – Oncor 252 210 Interest expense – Oncor 365 380 Equals: EBITDA – Oncor 1,754 1,736 Adjustments: Net income – BondCo —Depreciation & amortization – BondCo (117) (121) Interest expense – BondCo (29) (23) Effects of fair value accounting (pre tax) (26) (20) SARs exercise (pre-tax)—57 Regulatory asset amortization in O&M expense 48 53 Oncor Adjusted EBITDA, excluding BondCo 1,630 1,682

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Table 6: Oncor Total Debt Reconciliation

At June 30, ‘12 and ‘13 $ millions

‘12 ‘13

Short-term debt- Oncor 935 960 Long-term debt due currently – Oncor 121 128 Long-term debt, less due currently – Oncor 5,460 5,444 Total debt – Oncor, including BondCo 6,516 6,532 Adjustments: Long-term debt due currently – BondCo (121) (128)

Long-term debt, less due currently – BondCo (374) (246) Fair value adjustment – BondCo 2 1 Total Oncor debt, excluding BondCo 6,023 6,159

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Table 7: Oncor Interest And Debt Coverages

Twelve Months Ended June 30, ‘12 and ‘13 $ millions

Interest expense and related charges – Oncor Amortization of debt fair value discount – Oncor Amortization of debt discount – Oncor AFUDC – Oncor Cash interest expense – Oncor Less: Interest expense – BondCo

Cash interest expense, excluding BondCo

TME ‘12 TME ‘13 Ref Source

365 380

—(4) (30)

7	11 368 361 (29) (23)

339 338 A

EBITDA, excluding BondCo

Total debt, excluding BondCo

EBITDA/cash interest – ratio (B / A)

Debt/EBITDA – ratio (C / B)

1,630 1,682 B Table 5

6,023 6,159 C Table 6

4.8x 5.0x

3.7x 3.7x

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